UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert

100 Plaza One

Jersey City, NJ 07311

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  SEPTEMBER 30, 2010

Annual Report to Shareholders

DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund)

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Consolidated Portfolio Summary

15 Consolidated Investment Portfolio

21 Consolidated Statement of Assets and Liabilities

23 Consolidated Statement of Operations

24 Consolidated Statement of Changes in Net Assets

25 Consolidated Financial Highlights

30 Notes to Consolidated Financial Statements

44 Report of Independent Registered Public Accounting Firm

45 Tax Information

46 Investment Management Agreement Approval

51 New Sub-Advisory Agreement Approval

53 Summary of Management Fee Evaluation by Independent Fee Consultant

57 Board Members and Officers

61 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

The fund invests in commodity-related securities, including commodity-linked derivatives which may subject the fund to special risks. Market price movements or regulatory and economic changes will have a significant impact on the fund's performance. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its global alpha strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2010

Average Annual Total Returns as of 9/30/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	9.15%	5.36%	4.87%	4.90%
Class B	8.36%	4.55%	4.06%	4.12%
Class C	8.46%	4.58%	4.08%	4.14%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	6.15%	4.39%	4.28%	4.34%
Class B (max 4.00% CDSC)	5.36%	3.94%	3.89%	3.96%
Class C (max 1.00% CDSC)	8.46%	4.58%	4.08%	4.14%
No Sales Charges
Class S	9.44%	5.58%	5.04%	5.09%
Institutional Class	9.44%	5.62%	5.11%	5.17%
Barclays Capital US Treasury: US TIPS Index+	8.89%	6.91%	5.49%	5.74%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 1, 2010 are 1.14%, 1.96%, 1.89%, 0.98% and 0.75% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Inflation Plus Fund — Class A [] Barclays Capital US Treasury: US TIPS Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on July 8, 2005. Index returns began on July 31, 2005.
+ The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 9/30/10	$ 10.39	$ 10.51	$ 10.52	$ 10.36	$ 10.36
9/30/09	$ 9.65	$ 9.76	$ 9.76	$ 9.62	$ 9.62
Distribution Information: Twelve Months as of 9/30/10: Income Dividends	$ .14	$ .06	$ .06	$ .16	$ .16
Lipper Rankings — Global Income Funds Category as of 9/30/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	66	of	173	38
3-Year	85	of	112	76
5-Year	75	of	96	78
Class B 1-Year	76	of	173	44
3-Year	95	of	112	85
5-Year	80	of	96	83
Class C 1-Year	73	of	173	42
3-Year	94	of	112	84
5-Year	79	of	96	82
Class S 1-Year	63	of	173	37
3-Year	77	of	112	69
5-Year	71	of	96	74
Institutional Class 1-Year	63	of	173	37
3-Year	73	of	112	65
5-Year	68	of	96	71

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2010 to September 30, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2010
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,064.00	$ 1,060.40	$ 1,060.40	$ 1,065.50	$ 1,065.60
Expenses Paid per $1,000*	$ 4.66	$ 8.52	$ 8.52	$ 3.37	$ 3.37
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 4/1/10	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/10	$ 1,020.56	$ 1,016.80	$ 1,016.80	$ 1,021.81	$ 1,021.81
Expenses Paid per $1,000*	$ 4.56	$ 8.34	$ 8.34	$ 3.29	$ 3.29
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Inflation Plus Fund	.90%	1.65%	1.65%	.65%	.65%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Inflation Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Inflation Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name of the US asset management activities of Deutsche Bank AG and DIMA, representing a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for a portion of the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation").

Portfolio Management Team

William Chepolis, CFA
Eric S. Meyer, CFA
John D. Ryan
Ohn Choe, CFA

Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang
Thomas Picciochi

Portfolio Managers, QS Investors

Overview of Market and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The fund's Class A shares produced a total return of 9.15% for the 12 months ended September 30, 2010. The fund's benchmark, the Barclays Capital US Treasury: US TIPS Index, produced a total return of 8.89% for the same period.1 The average return for the Lipper Global Income Funds category for the 12 months was 8.98%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

The strong absolute return of TIPS over the period reflects the decline in overall interest rates over the fiscal year, rather than any uptick in inflation expectations. The US Federal Reserve Board (the Fed) left short-term interest rates at essentially zero during the 12 months, maintaining a target range for the fed funds rate of between 0% and 0.25%.3 Early in the period, market interest rate levels generally rose as the economy emerged from the depths of the financial crisis. For the full 12 months, however, interest rates fell along the entire Treasury yield curve, with the steepest declines occurring on intermediate-term issues.4 To illustrate, the two-year yield went from 0.95% to 0.42%, the five-year from 2.31% to 1.27%, the 10-year from 3.31% to 2.53% and the 30-year from 4.03% to 3.69%.

Incoming data over the fiscal period generally reflected moderate improvement in the economy, in keeping with a recovery that is likely to be less robust than past cycles. Along the way, a variety of concerns, including continued weak employment and European government finances, led to significant volatility in inflation expectations. As a result, the breakeven rate for TIPS — the incremental yield offered by traditional Treasuries versus comparable-maturity TIPS — fluctuated significantly.

How Inflation-indexed Bonds Work

An inflation-indexed bond is a special type of fixed-income security that is structured to provide protection against inflation. The most common example of such a security in the United States is the Treasury Inflation Protected Security (TIPS). With TIPS, both the value of the interest income and principal paid on the security is adjusted to track changes in the Urban Consumer Price Index (CPI-U) or comparable inflation index. Interest income paid on the security is applied to the inflation-adjusted principal rather than the security's original face value.

As a result, during periods of inflation, every interest payment on a TIPS will be greater than the one before it. In periods of deflation, the opposite will be true. When TIPS mature, the investors receive the greater of either the inflation-adjusted principal or the original face value. It is important to note, however, that not all inflation-indexed bonds provide the guarantee of original face value of the bond.

To better understand inflation-indexed securities, consider the example in the accompanying box.

Suppose $1,000 is invested in a 10-year inflation-indexed bond with a 4% coupon rate.

If inflation is 3% during the following year, the face value would be adjusted to $1,030 and the annual interest payment would be $41.20 (4% of $1,030).

If inflation is 3% again the following year, the principal would be adjusted to $1,060.90 ($1,030 x 1.03) and the interest payment would be $42.44 (4% of $1,060.90).

If there was 3% deflation in the third year, the face value would be adjusted downward to $1,029.07 ($1,060 x 0.97).

The example above is hypothetical and is not intended to represent performance of any DWS fund. Actual rates of return and inflation cannot be predicted and will fluctuate.

Positive Contributors to Performance

We successfully executed trades designed to take advantage of disparities between the relative value of TIPS versus traditional Treasuries, trading in and out of a position in nominal Treasuries. Specifically, we have increased exposure to nominal Treasuries when TIPS breakevens reflect inflation expectations at the high end of recent ranges, and reduced this exposure after breakevens come back down.

As part of our approach, we seek to enhance total returns by employing a global tactical asset allocation overlay strategy.5 This strategy seeks to identify the relative value to be found among global bond and currency markets, and then to benefit from disparities through the use of fixed-income futures and currency forward contracts. For the 12 months, the global tactical asset allocation overlay strategy was a positive contributor to performance.

Negative Contributors to Performance

The fund had a position in older, higher-coupon TIPS with principal values that had adjusted upward over time to reflect past inflation.6 Such issues fell out of favor as the market tried to protect against the possibility of deflation over the near-to-intermediate term. Actual deflation, which we do not anticipate is likely, would result in a downward adjustment of principal values on older issues.

With investors focused strongly on Treasury securities, we have sought to maintain exposure to inflation-protected securities that are less fully priced. In this vein, we have had modest exposure generally in the 10% or less range to non-government inflation-protected securities. These have included an insurer-backed issue and a FNMA-backed issue. These non-Treasury holdings constrained the fund's performance over the year, as the decline in interest rates that benefited TIPS along with nominal Treasuries was driven largely by investor risk aversion.

We had modest exposure to floating rate issues as a measure of protection against an eventual rise in interest rates should inflation expectations shift upward. This position underperformed TIPS as interest rates declined over the period.

Outlook and Positioning

At the end of September, 10-year TIPS were pricing in inflation of 1.85%, while five-year TIPS were pricing in inflation of less than 1.5%. We believe TIPS are currently trading at fair levels for investors seeking to acquire protection against inflation over the long term.

With the current economic recovery so far less than robust by historical standards, the Fed has been clear that it is more focused on the risk of deflation and excess capacity than on inflation. As a result, we expect the Fed to remain on hold with its zero interest rate policy for the foreseeable future. While we do not expect any significant inflationary pressures to develop in the immediate future, the Fed's current policies do carry some inflationary risks. In keeping with this assessment, we are maintaining modest exposure to commodities in the fund.

As we have seen in recent quarters, market sentiment is capable of shifting rapidly. We continue to view TIPS as a valuable portfolio component for the next stage of our economic cycle. For those concerned about the possible future impact of inflation on both stocks and traditional fixed-income securities, we believe our fund continues to offer a compelling diversification opportunity. Of course diversification neither assures a profit nor guarantees against loss. We will continue to closely monitor Fed policy and economic conditions.

1 The Barclays Capital US Treasury: US TIPS Index is an unmanaged, dollar-denominated index consisting of inflation-protected securities issued by the US Treasury with at least one year to final maturity. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Global Income Funds category includes funds that invest at least 80% of their assets in inflation-protected securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Global Income Funds category. For the 1-year period, this category's average was 8.98% (173 funds) as of 9/30/10. It is not possible to invest directly in a category or any index. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.
3 The federal funds rate is the interest rate, set by the US Federal Reserve, at which banks lend money to each other, usually on an overnight basis.
4 The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.
5 The global tactical asset allocation overlay strategy is designed to add value by taking advantage of short-term mispricings in the global equity, bond and currency markets. The global tactical asset allocation overlay strategy may use instruments including but not limited to futures, options and currency forwards.
6 Coupon — The interest rate on a bond the issuer promises to pay to the holder of the bond until maturity, expressed as an annual percentage of face value. As an example, a bond with a 10% coupon would pay $100 on $1,000 of the face amount each year.

Consolidated Portfolio Summary

Asset Allocation (As a % of Consolidated Investment Portfolio excluding Securities Lending Collateral)	9/30/10	9/30/09

Government & Agency Obligations	93%	93%
Cash Equivalents	3%	1%
Corporate Bonds	2%	3%
Asset-Backed	1%	—
Collateralized Mortgage Obligations	1%	3%
	100%	100%
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/10	9/30/09

US Government and Agencies	96%	97%
AAA	1%	—
A	2%	3%
Not Rated	1%	—
	100%	100%
Interest Rate Sensitivity	9/30/10	9/30/09

Effective Maturity	9.6 years	9.3 years
Effective Duration	8.2 years	7.9 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any maturity shortening features.

Effective duration is the measurable change in the value of a security in response to a change in interest rates.

Asset Allocation, Quality and Interest Rate Sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Consolidated Investment Portfolio
as of September 30, 2010

	Principal Amount ($)	Value ($)

Corporate Bond 2.3%
Financials
Pacific Life Global Funding, 144A, 3.355%*, 6/2/2018 (Cost $5,000,000)	5,000,000	4,937,500

Asset-Backed 0.9%
Credit Card Receivables
Citibank Omni Master Trust, "A8", Series 2009-A8, 144A, 2.357%*, 5/16/2016	1,000,000	1,011,367
Discover Card Master Trust, "A2", Series 2007-A2, 0.632%*, 6/15/2015	1,000,000	999,113
Total Asset-Backed (Cost $2,005,274)		2,010,480

Collateralized Mortgage Obligation 0.7%
Federal National Mortgage Association, "FT", Series 2003-102, 0.656%*, 10/25/2033 (Cost $1,407,058)	1,438,526	1,443,571

Government & Agency Obligations 91.5%
Other Government Related (a) 0.7%
International Bank for Reconstruction & Development, 5.05%*, 1/14/2025	1,500,000	1,500,000
US Government Sponsored Agency 3.3%
Federal National Mortgage Association, 1.303%*, 8/8/2011	7,000,000	6,972,700
US Treasury Obligations 87.5%
US Treasury Bills:
0.176%**, 4/7/2011 (b)	2,000,000	1,998,159
0.2%**, 12/23/2010 (b)	1,500,000	1,499,308
0.212%**, 4/7/2011 (b)	500,000	499,447
0.232%**, 10/7/2010 (b)	1,000,000	999,961
0.244%**, 6/30/2011	100,000	99,841
US Treasury Inflation-Indexed Bonds:
1.75%, 1/15/2028 (c)	12,487,680	13,235,967
2.125%, 2/15/2040	6,051,900	6,762,526
2.375%, 1/15/2025 (c)	13,878,840	15,959,584
2.5%, 1/15/2029	8,123,360	9,583,030
3.625%, 4/15/2028 (c)	15,500,850	20,733,596
US Treasury Inflation-Indexed Notes:
0.5%, 4/15/2015	15,089,850	15,497,744
0.625%, 4/15/2013 (c)	8,251,440	8,472,554
1.25%, 4/15/2014	12,361,560	13,005,709
1.375%, 7/15/2018	6,065,940	6,488,663
1.375%, 1/15/2020	9,073,350	9,642,558
1.625%, 1/15/2018 (c)	16,233,984	17,612,606
1.875%, 7/15/2015	6,724,920	7,310,721
2.0%, 4/15/2012 (c)	5,908,925	6,113,894
2.0%, 1/15/2016 (c)	14,279,330	15,649,260
US Treasury Notes:
1.75%, 7/31/2015	5,000,000	5,120,300
3.625%, 2/15/2020	10,000,000	10,967,970
		187,253,398
Total Government & Agency Obligations (Cost $185,132,663)		195,726,098
	Shares	Value ($)

Securities Lending Collateral 39.3%
Daily Assets Fund Institutional, 0.29% (d) (e) (Cost $84,003,602)	84,003,602	84,003,602

Cash Equivalents 2.4%
Central Cash Management Fund, 0.21% (d) (Cost $5,136,651)	5,136,651	5,136,651
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $282,685,248)+	137.1	293,257,902
Other Assets and Liabilities, Net	(37.1)	(79,379,624)
Net Assets	100.0	213,878,278
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2010.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $283,669,391. At September 30, 2010, net unrealized appreciation for all securities based on tax cost was $9,588,511. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of tax cost over value of $10,768,235 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,179,724.
(a) Government-backed debt issued by financial companies or government sponsored enterprises.
(b) At September 30, 2010, this security has been pledged, in whole or in part, as collateral for open commodity-linked rate swap contracts.
(c) All or a portion of these securities were on loan (see Notes to Consolidated Financial Statements). The value of all securities loaned at September 30, 2010 amounted to $80,704,360, which is 37.7% of net assets.
(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

At September 30, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Japanese Government Bond	JPY	12/9/2010	5	8,590,081	140,752
10 Year US Treasury Note	USD	12/21/2010	67	8,445,141	14,656
2 Year US Treasury Note	USD	12/31/2010	38	8,340,406	11,219
Federal Republic of Germany Euro-Schatz	EUR	12/8/2010	241	35,839,149	(108,110)
Total net unrealized appreciation					58,517

At September 30, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	12/15/2010	17	1,772,552	(12,032)
10 Year Canadian Government Bond	CAD	12/20/2010	48	5,900,515	(37,788)
Federal Republic of Germany Euro-Bund	EUR	12/8/2010	104	18,633,887	(150,284)
United Kingdom Long Gilt Bond	GBP	12/29/2010	17	3,320,002	4,383
Total net unrealized depreciation					(195,721)

At September 30, 2010, open commodity-linked swap contracts were as follows:

Expiration Date	Notional Amount ($)	Fixed Fee Paid by the Fund	Pay/Receive Return of the Reference Index	Value ($) (f)
Long Positions
10/22/2010	6,192,000[1]	0.50%	Barclays Capital Pure Beta DJ-UBSCI Excess Return Index	127,005
10/22/2010	4,953,600[2]	0.49%	Citi Cubes Dow Jones-UBS Weighted Index	113,940
10/22/2010	4,128,000[4]	0.38%	Dow Jones-UBS Commodity Index 3 Month Forward	77,835
10/22/2010	6,192,000[5]	0.50%	Goldman Dow Jones-UBS Commodity Excess Return E95 Strategy	117,225
10/22/2010	8,256,000[3]	0.34%	Merrill Lynch Commodity index eXtra LDA Excess Return Index	172,073
10/22/2010	30,547,200[6]	0.12%	UBS Basket	(152,020)
Short Positions
10/22/2010	1,651,200[1]	0.09%	Dow Jones-UBS Commodity Index	(32,260)
10/22/2010	8,256,000[3]	0.15%	Dow Jones-UBS Commodity Index	(161,516)
10/22/2010	2,064,000[2]	0.10%	Dow Jones-UBS Commodity Index	(40,333)
10/22/2010	6,192,000[5]	0.10%	Dow Jones-UBS Commodity Index	(121,001)
10/22/2010	4,128,000[4]	0.15%	Dow Jones-UBS Commodity Index	(80,758)
Total net unrealized appreciation				20,190
(f) There are no upfront payments on commodity-linked swaps, therefore unrealized appreciation (depreciation) is equal to their value.

At September 30, 2010, open interest rate swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
9/15/2010 9/15/2014	1,800,000[4]	Fixed — 3.15%	Floating — LIBOR	(140,635)	820	(141,455)
9/15/2010 9/15/2014	1,800,000[4]	Fixed — 3.15%	Floating — LIBOR	(140,635)	5,980	(146,615)
Total unrealized depreciation on open interest rate swaps						(288,070)

At September 30, 2010, open total return swap contracts were as follows:

Effective/ Expiration Date	Notional Amount ($)	Fixed Cash Flows Paid	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Depreciation ($)
6/9/2010 6/1/2012	6,800,000[2]	0.450%	Citi Global Interest Rate Strategy Index	1,561	4,533	(2,972)
Counterparty:
[1] Barclays Bank PLC
[2] Citigroup, Inc
[3] Merrill Lynch & Co., Inc
[4] Morgan Stanley
[5] The Goldman Sachs & Co.
[6] UBS AG

DJ-UBSCI: Dow Jones-UBS Commodity Index

LIBOR: London InterBank Offered Rate

At September 30, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	3,679,688	AUD	3,962,000	10/21/2010	139,759	UBS AG
USD	1,998,059	CAD	2,059,000	10/21/2010	2,168	Morgan Stanley
USD	647,372	NOK	3,968,000	10/21/2010	26,558	UBS AG
USD	81,764	NZD	112,000	10/21/2010	268	HSBC Bank USA
USD	3,202,490	SEK	22,942,000	10/21/2010	199,283	HSBC Bank USA
Total unrealized appreciation					368,036
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
CHF	2,677,000	USD	2,643,350	10/21/2010	(81,459)	HSBC Bank USA
EUR	2,837,000	USD	3,641,446	10/21/2010	(225,480)	UBS AG
GBP	2,128,000	USD	3,282,589	10/21/2010	(59,764)	Morgan Stanley
JPY	61,204,000	USD	728,836	10/21/2010	(4,457)	HSBC Bank USA
Total unrealized depreciation					(371,160)
Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar CHF Swiss Franc EUR Euro GBP British Pound JPY Japanese Yen NOK Norwegian Krone NZD New Zealand Dollar SEK Swedish Krona USD United States Dollar

For information on the Fund's policy and additional disclosure regarding futures contracts, commodity-linked swap contracts, interest rate swaps, total return swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Consolidated Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ 4,937,500	$ —	$ 4,937,500
Mortgage-Backed Securities Pass-Throughs	—	2,010,480	—	2,010,480
Asset-Backed	—	1,443,571	—	1,443,571
Government & Agency Obligations	—	189,129,382	1,500,000	190,629,382
Short-Term Investments (g)	89,140,253	5,096,716	—	94,236,969
Derivatives (h)	—	976,114	—	976,114
Total	$ 89,140,253	$ 203,593,763	$ 1,500,000	$ 294,234,016
Liabilities
Derivatives (h)	$ (137,204)	$ (1,250,090)	$ —	$ (1,387,294)
Total	$ (137,204)	$ (1,250,090)	$ —	$ (1,387,294)

There have been no significant transfers in and out of Level 1 and Level 2 fair value measurements during the year ended September 30, 2010.

(g) See Consolidated Investment Portfolio for additional detailed categorizations.
(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts, commodity-linked swap contracts, interest rate swap contracts, total return swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value at September 30, 2010.

	Corporate Bonds	Government & Agency Obligations	Total
Balance as of September 30, 2009	$ 4,173,500	$ 6,860,000	$ 11,033,500
Net realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	—	9,375	9,375
Amortization premium/discount	—	—	—
Net purchases (sales)	—	1,490,625	1,490,625
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	(4,173,500) (i)	(6,860,000) (i)	(11,033,000)
Balance as of September 30, 2010	$ —	$ 1,500,000	$ 1,500,000
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2010	$ —	$ 9,375	$ 9,375

Transfers between price levels are recognized at the beginning of the reporting period.

(i) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

as of September 30, 2010
Assets
Investments: Investments in securities, at value (cost $193,544,995) — including $80,704,360 of securities loaned	$ 204,117,649
Investment in Daily Assets Fund Institutional (cost $84,003,602)*	84,003,602
Investment in Central Cash Management Fund (cost $5,136,651)	5,136,651
Total investments, at value (cost $282,685,248)	293,257,902
Cash	16,467
Deposits with brokers on open futures contracts	925,479
Receivable for Fund shares sold	3,850,546
Interest receivable	908,381
Unrealized appreciation on open swap contracts	608,078
Unrealized appreciation on forward foreign currency exchange contracts	368,036
Upfront payments paid on swap contracts	11,333
Due from Advisor	4,760
Other assets	31,108
Total assets	299,982,090
Liabilities
Foreign cash overdraft (cost $8,988)	11,580
Payable upon return of securities loaned	84,003,602
Payable for Fund shares redeemed	469,558
Unrealized depreciation on open swap contracts	878,930
Payable for daily variation margin on open futures contracts	137,204
Unrealized depreciation on forward foreign currency exchange contracts	371,160
Accrued management fee	57,926
Other accrued expenses and payables	173,852
Total liabilities	86,103,812
Net assets, at value	$ 213,878,278
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Assets and Liabilities as of September 30, 2010 (continued)
Net Assets Consist of
Accumulated distributions in excess of net investment income	(698,657)
Net unrealized appreciation (depreciation) on: Investments	10,572,654
Swap Contracts	(270,852)
Futures	(137,204)
Foreign currency	(5,717)
Accumulated net realized gain (loss)	(4,345,214)
Paid-in capital	208,763,268
Net assets, at value	$ 213,878,278
Net Asset Value
Class A Net Asset Value and redemption price per share ($31,184,537 ÷ 3,000,033 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.39
Maximum offering price per share (100 ÷ 97.25 of $10.39)	$ 10.68

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,575,993 ÷ 245,051 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.51

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,070,011 ÷ 1,337,805 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.52
Class S Net Asset Value, offering and redemption price per share ($23,343,589 ÷ 2,252,900 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 10.36

Institutional Class

Net Asset Value, offering and redemption price per share ($142,704,148 ÷ 13,773,579 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 10.36

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Operations

for the year ended September 30, 2010
Investment Income
Income: Interest	$ 4,193,878
Income distributions — affiliated cash management vehicles	14,077
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	28,373
Total income	4,236,328
Expenses: Management fee	699,210
Administration fee	174,803
Distribution and service fees	225,765
Services to shareholders	124,803
Reports to shareholders	53,900
Custodian fee	18,738
Trustees' fees and expenses	7,629
Registration fees	72,705
Legal fees	41,839
Audit and tax fees	80,598
Other	30,740
Total expenses before expense reductions	1,530,730
Expense reductions	(159,487)
Total expenses after expense reductions	1,371,243
Net investment income (loss)	2,865,085
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	3,680,135
Futures	1,800,505
Swap contracts	(303,257)
Foreign currency	445,882
5,623,265
Change in net unrealized appreciation (depreciation) on: Investments	8,112,819
Futures	(308,006)
Swap contracts	(271,666)
Foreign currency	(152,363)
7,380,784
Net gain (loss)	13,004,049
Net increase (decrease) in net assets resulting from operations	$ 15,869,134

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

	Years Ended September 30,
	2010	2009
Operations: Net investment income	$ 2,865,085	$ 880,873
Net realized gain (loss)	5,623,265	(12,916,400)
Change in net unrealized appreciation (depreciation)	7,380,784	13,804,102
Net increase (decrease) in net assets resulting from operations	15,869,134	1,768,575
Distributions to shareholders: Net investment income: Class A	(381,480)	(1,015,142)
Class B	(17,168)	(79,736)
Class C	(84,844)	(299,016)
Class S	(342,699)	(611,563)
Institutional Class	(1,858,324)	(3,566,943)
Net realized gains: Class A	—	(341,334)
Class B	—	(35,700)
Class C	—	(134,477)
Class S	—	(185,149)
Institutional Class	—	(1,095,131)
Tax return of capital: Class A	—	(251,474)
Class B	—	(19,752)
Class C	—	(74,073)
Class S	—	(151,498)
Institutional Class	—	(883,613)
Total distributions	(2,684,515)	(8,744,601)
Fund share transactions: Proceeds from shares sold	92,852,002	68,658,758
Reinvestment of distributions	2,585,634	8,104,061
Cost of shares redeemed	(40,819,682)	(99,893,882)
Redemption fees	—	7,620
Net increase (decrease) in net assets from Fund share transactions	54,617,954	(23,123,443)
Increase (decrease) in net assets	67,802,573	(30,099,469)
Net assets at beginning of period	146,075,705	176,175,174
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $698,657 and $71,701, respectively)	$ 213,878,278	$ 146,075,705

The accompanying notes are an integral part of the consolidated financial statements.

Consolidated Financial Highlights

Class A Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 10.09	$ 9.97	$ 9.91	$ 10.11
Income (loss) from investment operations: Net investment income[a]	.15	.06	.70	.38	.47
Net realized and unrealized gain (loss)	.73	.20	(.29)	.17	(.25)
Total from investment operations	.88	.26	.41	.55	.22
Less distributions from: Net investment income	(.14)	(.45)	(.22)	(.48)	(.42)
Net realized gains	—	(.15)	(.07)	(.01)	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	(.14)	(.70)	(.29)	(.49)	(.42)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.39	$ 9.65	$ 10.09	$ 9.97	$ 9.91
Total Return (%)[b,c]	9.15	3.10	3.94	5.78	2.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	31	23	30	4	1
Ratio of expenses before expense reductions (%)	1.05	1.14	1.03	1.81	2.08
Ratio of expenses after expense reductions (%)	.90	.91	.90	.90	.90
Ratio of net investment income (%)	1.52	.61	6.76	3.94	4.88
Portfolio turnover rate (%)	237	114	91	167	331
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class B Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.13	$ 10.02	$ 9.95	$ 10.12
Income (loss) from investment operations: Net investment income[a]	.07	(.01)	.62	.31	.40
Net realized and unrealized gain (loss)	.74	.20	(.29)	.17	(.26)
Total from investment operations	.81	.19	.33	.48	.14
Less distributions from: Net investment income	(.06)	(.31)	(.15)	(.40)	(.31)
Net realized gains	—	(.15)	(.07)	(.01)	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	(.06)	(.56)	(.22)	(.41)	(.31)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.51	$ 9.76	$ 10.13	$ 10.02	$ 9.95
Total Return (%)[b,c]	8.36	2.28	3.12	5.01	1.46
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3.3		.1
Ratio of expenses before expense reductions (%)	1.86	1.96	1.89	2.58	2.81
Ratio of expenses after expense reductions (%)	1.65	1.66	1.65	1.65	1.65
Ratio of net investment income (%)	.77	(.14)	6.01	3.19	4.13
Portfolio turnover rate (%)	237	114	91	167	331
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class C Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.76	$ 10.14	$ 10.02	$ 9.96	$ 10.12
Income (loss) from investment operations: Net investment income[a]	.07	(.01)	.62	.31	.40
Net realized and unrealized gain (loss)	.75	.19	(.28)	.16	(.25)
Total from investment operations	.82	.18	.34	.47	.15
Less distributions from: Net investment income	(.06)	(.31)	(.15)	(.40)	(.31)
Net realized gains	—	(.15)	(.07)	(.01)	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	(.06)	(.56)	(.22)	(.41)	(.31)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.52	$ 9.76	$ 10.14	$ 10.02	$ 9.96
Total Return (%)[b,c]	8.46	2.27	3.12	4.90	1.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	12	10	1	1
Ratio of expenses before expense reductions (%)	1.80	1.89	1.83	2.46	2.71
Ratio of expenses after expense reductions (%)	1.65	1.66	1.65	1.65	1.66
Ratio of net investment income (%)	.77	(.14)	6.01	3.19	4.12
Portfolio turnover rate (%)	237	114	91	167	331
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

Class S Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 10.08	$ 9.96	$ 9.90	$ 10.12
Income (loss) from investment operations: Net investment income[a]	.18	.08	.72	.40	.48
Net realized and unrealized gain (loss)	.72	.20	(.29)	.16	(.26)
Total from investment operations	.90	.28	.43	.56	.22
Less distributions from: Net investment income	(.16)	(.49)	(.24)	(.49)	(.44)
Net realized gains	—	(.15)	(.07)	(.01)	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	(.16)	(.74)	(.31)	(.50)	(.44)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.36	$ 9.62	$ 10.08	$ 9.96	$ 9.90
Total Return (%)[b]	9.44	3.35	4.04	5.87	2.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	19	15	5	1
Ratio of expenses before expense reductions (%)	.94	.98	.88	1.47	1.79
Ratio of expenses after expense reductions (%)	.65	.67	.70	.75	.80
Ratio of net investment income (%)	1.77	.85	6.96	4.08	4.98
Portfolio turnover rate (%)	237	114	91	167	331
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Institutional Class Years Ended September 30,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 9.62	$ 10.09	$ 9.97	$ 9.91	$ 10.12
Income (loss) from investment operations: Net investment income[a]	.18	.08	.73	.41	.50
Net realized and unrealized gain (loss)	.72	.19	(.29)	.16	(.26)
Total from investment operations	.90	.27	.44	.57	.24
Less distributions from: Net investment income	(.16)	(.49)	(.25)	(.50)	(.45)
Net realized gains	—	(.15)	(.07)	(.01)	—
Tax return of capital	—	(.10)	—	—	—
Total distributions	(.16)	(.74)	(.32)	(.51)	(.45)
Redemption fees	—	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.36	$ 9.62	$ 10.09	$ 9.97	$ 9.91
Total Return (%)[b]	9.44	3.31	4.21	6.05	2.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	143	90	119	27	23
Ratio of expenses before expense reductions (%)	.68	.75	.74	1.36	1.67
Ratio of expenses after expense reductions (%)	.65	.66	.65	.65	.65
Ratio of net investment income (%)	1.77	.86	7.01	4.19	5.13
Portfolio turnover rate (%)	237	114	91	167	331
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Consolidated Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund) (the "Fund") is a diversified series of DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

Effective April 1, 2010, the investment strategy of the Fund changed. Under the Fund's new investment strategy, it invests in inflation-indexed bonds and other fixed income securities of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations. The Fund may also invest in derivatives related to each of these types of securities. In addition, the Fund may also invest (directly or indirectly) up to 30% of its total assets in commodity-linked derivative instruments (such as commodity-linked swaps, structured notes and futures contracts), equity securities, and securities of Real Estate Investment Trusts. Up to 10% of the Fund's total assets may be invested in below investment grade bonds or instruments (also referred to as junk bonds). The Fund also continues to implement the integrated global tactical asset allocation overlay (integrated Global Alpha Platform or iGAP) strategy. Under the Fund's new investment strategy, it no longer is required to invest at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed bonds. In conjunction with adoption of the Fund's new investment strategy, the Fund's name changed to DWS Global Inflation Plus Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its consolidated financial statements.

Principles of Consolidation. The Fund invests indirectly in commodities markets through a wholly owned subsidiary, DWS Cayman Global Inflation Plus Fund, Ltd., organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary may invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivative positions. The Subsidiary may also invest available cash in affiliated money market funds. The Subsidiary is managed by the same portfolio managers that manage the Fund. As of September 30, 2010, the Fund's investment in the Subsidiary was $5,175,965, representing 2.4% of the Fund's net assets. The Fund's Investment Portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiary.

The consolidated financial statements include the accounts of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Consolidated Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Inflation-Indexed Instruments. Inflation-indexed instruments are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these instruments is generally fixed at issuance at a rate lower than typical bonds or notes. Over the life of an inflation-indexed instrument, however, interest will be paid based on a principal value, which is adjusted for any inflation or deflation. Any increase or decrease in the principal amount of an inflation-indexed instrument will result in an adjustment of interest income. In the case of US Treasury inflation-indexed bonds, investors will receive the greater of their inflation-adjusted principal or the original face value of the bond at maturity.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2010, the Fund had a net tax basis capital loss carryforward of approximately $3,331,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until September 30, 2017 (the expiration date) or whichever occurs first.

During the year ended September 30, 2010, the Fund utilized approximately $869,000 of prior year capital loss carryforward.

In addition, from November 1, 2009 through September 30, 2010, the Fund incurred approximately $837,000 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended September 30, 2011.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2010 and has determined that no provision for income tax is required in the Fund's consolidated financial statements. The Fund's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Prior to April 1, 2010, distributions were declared daily and distributed to shareholders monthly from net investment income. Effective April 1, 2010, distributions from net investment income are declared and distributed to shareholders monthly. Inflation and deflation adjustments may have a significant impact on the Fund's distributions and may result in a return of capital to shareholders. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, deflationary income and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Capital loss carryforward	$ (3,331,000)
Net unrealized appreciation (depreciation) on investments	$ 9,588,511

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Years Ended September 30,
	2010	2009
Distributions from ordinary income*	$ 2,684,515	$ 6,572,299
Distributions from long-term capital gains	$ —	$ 791,892
Tax return of capital	$ —	$ 1,380,410
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific series of the Trust, including the Fund, are allocated to that series. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the series in the Trust including the Fund.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Commodity-Linked Swap Contracts. Commodity-linked swaps involve commitments to pay interest in exchange for a commodity linked return based on a notional amount. For the year ended September 30, 2010, the Fund entered into commodity-linked swap transactions to gain exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. To the extent the return of the reference commodity or commodity index underlying the commodity-linked swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference commodity or commodity index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open commodity-linked swap contracts as of September 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2010, the Fund invested in commodity-linked swap contracts with a total notional amount generally indicative of a range from $0 to approximately $82,560,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2010, the Fund entered into futures contracts to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices, and security indices and on currency. For the year ended September 30, 2010, as part of this strategy, the Fund used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of an underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2010, the Fund invested in futures contracts with a total notional value generally indicative of a range from approximately $90,842,000 to $127,312,000.

Interest Rate Swap Contracts. For the year ended September 30, 2010, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open interest rate swap contracts as of September 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2010, the Fund invested in interest rate swap contracts with a total notional amount of $3,600,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended September 30, 2010, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Consolidated Statement of Assets and Liabilities. An upfront payment made by the Fund is recorded as an asset in the Consolidated Statement of Assets and Liabilities. An upfront payment received by the Fund is recorded as a liability in the Consolidated Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Consolidated Statement of Operations.

A summary of the open total return swap contracts as of September 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2010, the Fund invested in total return swap contracts with a total notional amount generally indicative of a range from $0 to approximately $6,800,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended September 30, 2010, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward currency contracts as of September 30, 2010 is included in a table following the Fund's Consolidated Investment Portfolio. For the year ended September 30, 2010, the Fund invested in forward currency contracts with a total value generally indicative of a range from approximately $16,203,000 to $34,190,000.

The following table summarizes the value of the Fund's derivative instruments held as of September 30, 2010 and the related location in the accompanying Consolidated Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Commodity Contracts (a)	$ —	$ 608,078	$ 608,078
Foreign Exchange Contracts (b)	368,036	—	368,036
	$ 368,036	$ 608,078	$ 976,114

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts
(b) Unrealized appreciation on open forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (291,042)	$ (137,204)	$ (428,246)
Commodity Contracts (a)	—	(587,888)	—	(587,888)
Foreign Exchange Contracts (b)	(371,160)	—	—	(371,160)
	$ (371,160)	$ (878,930)	$ (137,204)	$ (1,387,294)

Each of the above derivatives is located in the following Consolidated Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on swap contracts and net unrealized appreciation (depreciation) on futures. Liability of payable for daily variation margin on open futures contracts reflects unsettled variation margin.
(b) Unrealized depreciation on open forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2010 and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (137,809)	$ 1,800,505	$ 1,662,696
Commodity Contracts (a)	—	(165,448)	—	(165,448)
Foreign Exchange Contracts (b)	480,320	—	—	480,320
	$ 480,320	$ (303,257)	$ 1,800,505	$ 1,977,568

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Net realized gain (loss) from swap and futures contracts, respectively
(b) Net realized gain (loss) from foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$ —	$ (291,856)	$ (308,006)	$ (599,862)
Commodity Contracts (a)	—	20,190	—	20,190
Foreign Exchange Contracts (b)	(146,121)	—	—	(146,121)
	$ (146,121)	$ (271,666)	$ (308,006)	$ (725,793)

Each of the above derivatives is located in the following Consolidated Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap and futures contracts, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Consolidated Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended September 30, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $443,278,821 and $397,652,825, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. On August 1, 2010, members of the Advisor's Quantitative Strategies Group, including some members of the Fund's portfolio management team, separated from the Advisor and formed QS Investors as a separate investment advisory firm unaffiliated with the Advisor (the "Separation"). As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not the Fund, for the services QS Investors provides to the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.400%
Next $500 million of such net assets	.375%
Next $1 billion of such net assets	.360%
Next $1 billion of such net assets	.345%
Next $1 billion of such net assets	.330%
Next $1 billion of such net assets	.315%
Over $6 billion of such net assets	.300%

For the period from October 1, 2009 through January 31, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.65%
Institutional Class	.65%

Accordingly, for the year ended September 30, 2010, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $49,646 and the amount imposed aggregated $649,564, which was equivalent to an annual effective rate of 0.37% of the Fund's daily average net assets.

In addition, the Advisor reimbursed $32,473 and $473 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2010, the Administration Fee was $174,803, of which $16,938 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2010, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at September 30, 2010
Class A	$ 22,956	$ 22,794	$ 92
Class B	3,691	3,676	15
Class C	9,809	9,732	77
Class S	22,427	22,304	123
Institutional Class	2,660	1,980	—
	$ 61,543	$ 60,486	$ 307

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2010
Class B	$ 20,597	$ 1,609
Class C	100,541	8,608
	$ 121,138	$ 10,217

In addition, DIDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at September 30, 2010	Annual Effective Rate
Class A	$ 64,704	$ 9,596	$ 13,293.20%
Class B	6,634	1,203	920.20%
Class C	33,289	5,610	6,754.21%
	$ 104,627	$ 16,409	$ 20,967

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2010 aggregated $11,929.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2010, the CDSC for Class B and Class C shares aggregated $7,921 and $3,428, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2010, the amount charged to the Fund by DIMA included in the Consolidated Statement of Operations under "reports to shareholders" aggregated $29,317, of which $4,451 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of September 30, 2010, the DWS Alternative Asset Allocation Plus Fund and the DWS Select Alternative Allocation Fund held 43% and 17%, of the total shares outstanding of the Fund, respectively.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2010		Year Ended September 30, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,812,318	$ 18,161,914	1,415,119	$ 13,225,493
Class B	87,500	873,517	125,075	1,178,219
Class C	656,628	6,609,931	666,069	6,279,151
Class S	1,166,461	11,671,409	1,207,527	11,232,590
Institutional Class	5,551,088	55,535,231	3,965,662	36,743,305
		$ 92,852,002		$ 68,658,758
Shares issued to shareholders in reinvestment of distributions
Class A	32,459	$ 326,551	165,508	$ 1,511,141
Class B	1,310	13,437	11,054	101,823
Class C	6,458	66,307	43,745	403,326
Class S	31,000	321,015	81,001	738,074
Institutional Class	186,203	1,858,324	587,312	5,349,697
		$ 2,585,634		$ 8,104,061
Shares redeemed
Class A	(1,235,149)	$ (12,350,814)	(2,208,302)	$ (20,830,643)
Class B	(105,617)	(1,066,828)	(132,651)	(1,253,062)
Class C	(513,507)	(5,175,757)	(466,265)	(4,390,012)
Class S	(935,632)	(9,340,732)	(758,011)	(7,083,484)
Institutional Class	(1,292,731)	(12,885,551)	(6,996,801)	(66,336,681)
		$ (40,819,682)		$ (99,893,882)
Redemption fees		$ —		$ 7,620
Net increase (decrease)
Class A	609,628	$ 6,137,651	(627,675)	$ (6,090,553)
Class B	(16,807)	(179,874)	3,478	26,980
Class C	149,579	1,500,481	243,549	2,293,847
Class S	261,829	2,651,692	530,517	4,889,962
Institutional Class	4,444,560	44,508,004	(2,443,827)	(24,243,679)
		$ 54,617,954		$ (23,123,443)

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and the Shareholders of DWS Global Inflation Plus Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated investment portfolio, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Inflation Plus Fund (formerly DWS Inflation Protected Plus Fund) (the "Fund") and its subsidiary at September 30, 2010, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 54% of the dividends distributed during the fiscal year was derived from interest on US government securities, which are generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements" between DWS and QS Investors, LLC ("QS Investors") in September 2010.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. In addition, in connection with approving the continuation of the Fund's Sub-Advisory Agreement, the Board noted it had engaged in a comprehensive review of the agreement in connection with its initial approval in May 2010.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for both the one- and three-year periods ended December 31, 2009, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in both the one- and three-year periods ended December 31, 2009. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and QS Investors the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2010. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS and QS Investors historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2009). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (4th quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2009, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

New Sub-Advisory Agreement Approval

The Board of Trustees, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement (the "New Agreement") between Deutsche Investment Management Americas Inc. ("DWS") and QS Investors, LLC ("QS Investors") in May 2010.

In terms of the process that the Board followed prior to approving the New Agreement, shareholders should know that:

• In May 2010, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Board engaged in a comprehensive review of the operational, financial and investment capabilities of QS Investors and the terms of the proposed Separation. As part of this review, the Board also reviewed and considered the terms of the New Agreement.

• To facilitate its review, the Board created several ad hoc subcommittees, each focused on different aspects of the Board's consideration of the Separation, and each comprised solely of Independent Trustees.

• The Board and its subcommittees conducted numerous meetings between January 2010 and May 2010 to review and discuss the Separation, including the New Agreement, and were assisted in this review by their independent legal counsel and fund counsel.

• In the course of its review, the Board requested and received substantial additional information.

• As part of its review process, the Board and its subcommittees met with various representatives of DWS and QS Investors, including key investment personnel and other members of senior management.

• The Board requested and evaluated all information that it deemed reasonably necessary to evaluate the New Agreement.

In connection with the approval of the New Agreement, the Board considered the factors described below, among others.

Continuity of Investment Management Services. In reviewing the New Agreement, the Board considered that it had renewed the investment management agreement between DWS and the Fund as part of the annual contract renewal process (the "Annual Review") in September 2009, at which time it had determined that such renewal was in the best interests of the Fund, given the nature, quality and extent of services provided by DWS (among other considerations). In considering the New Agreement, the Board noted that in light of the transition of the group within DWS responsible for day-to-day portfolio management of the Fund to a separate, unaffiliated firm (i.e., QS Investors), it was necessary to approve a sub-advisory agreement between DWS and QS Investors to secure continued access to these same personnel and services. The Board also considered that, despite the change in corporate identity of the portfolio management services provider and the fact that it would no longer be affiliated with DWS, the nature, quality and extent of services provided to the Fund are not expected to change under the New Agreement.

Fees and Expenses. The Board noted that it had concluded during the Annual Review that the overall investment management fees paid by the Fund are reasonable and appropriate in light of the nature, quality and extent of services provided. The Board considered that, under the New Agreement, QS Investors' sub-advisory fee would be paid by DWS out of its management fee and not directly by the Fund, and therefore there would be no change in the Fund's overall investment management fees under the New Agreement.

Profitability. The Board noted that it had considered the profitability of DWS during the Annual Review. The Board did not consider the profitability of QS Investors to be a material factor. In particular, the Board noted that QS Investors has not yet commenced operations, and that any projections of profitability are likely to be of limited value. The Board also noted that DWS would pay QS Investors' sub-advisory fee out of its management fee, and further noted that the sub-advisory fee arrangement with respect to the Fund was the product of an arm's length negotiation.

Other Benefits to QS Investors. The Board noted that it had considered fallout benefits to DWS during the Annual Review in its determination that management fees paid were reasonable. The Board also considered the character and amount of incidental benefits expected to be realized by QS Investors in light of the New Agreement, including the incidental public relations benefits to QS Investors related to DWS US mutual funds advertising and cross-selling opportunities among DWS products and services. The Board noted that QS Investors did not propose to implement a "soft dollar" program. The Board reaffirmed its determination from the Annual Review process that management fees paid were reasonable in light of fallout benefits to its investment advisory service providers.

Compliance. The Board considered QS Investors' proposed compliance program and resources. The Board also considered that DWS would oversee QS Investors' compliance program and its compliance with applicable Fund policies and procedures, and considered the attention and resources DWS would dedicate to that oversight. The Board also noted that it had considered DWS's compliance monitoring capabilities in connection with the Annual Review, at which time it had noted (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the New Agreement are fair and reasonable and that the approval of the New Agreement is in the best interests of the Fund. In reaching this conclusion, the Board did not give particular weight to any single factor identified above. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the New Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of September 30, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	123
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	123
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	123
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		123
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	123
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	123
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	123
William McClayton (1944) Board Member since 2004+	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	123
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)
		123
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	123
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	123
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	126
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010	Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly, Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8] (1962) Chief Legal Officer, April 2010-present	Managing Director[3], Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin[9] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
3 Executive title, not a board directorship.
4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
6 Address: 100 Plaza One, Jersey City, NJ 07311.
7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.
8 Address: One Beacon Street, Boston, MA 02108.
9 Address: 280 Park Avenue, New York, New York 10017.
10 Address: 60 Wall Street, New York, New York 10005.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

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Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	TIPAX	TIPTX	TIPCX	TIPSX	TIPIX
CUSIP Number	23339C 883	23339C 875	23339C 867	23339C 859	23339C 842
Fund Number	454	654	754	2354	854

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ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL INFLATION PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$69,998	$0	$0	$0
2009	$60,998	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$7,500	$0	$0
2009	$2,000	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$0	$0	$0

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Inflation Plus Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Michael G. Clark Michael G. Clark President

Date:	November 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	November 30, 2010